ACQUISTION OF NUMEREX CORP (Notes)	12 Months Ended
Dec. 31, 2018
Business Acquisition [Line Items]
DISPOSAL OF REMOTE TANK MONITORING BUSINESS AND ACQUISITION OF NUMEREX CORP [Text Block]
    Acquisition of Numerex Corp.

On December 7, 2017, we completed the stock-for-stock merger transaction to acquire Numerex Corp. ("Numerex"). In accordance with the Agreement and Plan of Merger dated August 2, 2017, by and among the Company, Numerex and Wireless Acquisition Sub, Inc. we issued 3,580,832 common shares as merger consideration in exchange for all of the outstanding shares of Numerex common stock and certain outstanding Numerex equity awards and warrants. Additionally, approximately $20.2 million in aggregate was paid at closing to retire outstanding Numerex debt.

Total consideration for the acquisition is as follows:

Issuance of common shares	$77,346
Debt extinguishment	20,155
$97,501

We accounted for the transaction using the acquisition method and accordingly, recorded the tangible and intangible assets acquired and liabilities assumed on the basis of our estimates of their respective fair values as at December 7, 2017. The excess of the purchase price over the final value assigned to the net assets acquired was recorded as goodwill.

The allocation of the purchase price to goodwill was completed as of September 30, 2018.

The following table summarizes the final values assigned to the assets acquired and liabilities assumed at the acquisition date:

Cash	$1,430
Deferred income tax asset	1,049
Property and equipment	7,244
Identifiable intangible assets	45,890
Goodwill	51,658
Other working capital	(8,623)
Long-term obligations	(1,147)
Fair value of net assets acquired	$97,501

Goodwill of $51.7 million resulting from the acquisition consists largely of the expectation that the acquisition will expand our position as a leading global IoT pure-play and significantly increase our subscription-based recurring services revenue.  Goodwill is assigned to the IoT Solutions segment and approximately $4.0 million is deductible for tax purposes.

The following table provides the components of the identifiable intangible assets acquired that are subject to amortization:

	Estimated useful life	Amount
Customer relationships	9 years	$26,390
Existing technology	3 years	10,220
Brand	13 years	9,280
		$45,890

The following table presents the unaudited pro forma results for the year ended December 31, 2017 and 2016. The pro forma financial information combines the results of operations of Sierra Wireless, Inc. and Numerex as though the businesses had been combined as of the beginning of fiscal 2016. The pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2016. The unaudited pro forma financial information presented includes amortization charges for acquired tangible and intangible assets, and related tax effects.

	Year ended December 31,
	2017	2016
Pro forma information
Revenue	$747,719	$686,252
Loss from operations	(8,973)	(5,205)
Net loss	(3,577)	(7,334)

Basic and diluted loss per share (in dollars)	$(0.10)	$(0.21)